Exhibit 10.23

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

OVERRIDING ROYALTY INTEREST DEED

THE STATE OF TEXAS           ~

                                                                                      KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF ANDERSON   ~

Date:

                  July ____, 2006

Effective Date:

                July _____, 2006

Grantor:

                  WENTWORTH ENERGY, INC., an Oklahoma corporation, acting by and through its duly authorized officer, undersigned

Grantor's Mailing Address:

            115 West 7th Street, Suite #1415, Fort Worth,

            Tarrant County, Texas 76102

Grantee:

             ROBOCO ENERGY, INC., a Texas corporation

Grantees' Mailing Address:

            5110 Anderson County Road 2206, Palestine,

            Anderson County, Texas 75801

Consideration:

Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly confessed and recognized by Grantor.

Property:

A three (3.00%) percent overriding royalty interest of Grantor's mineral interest, in all the oil, gas, and constituent elements including cashinghead gas produced from wells drilled by WENTWORTH ENERGY, INC. as well as from any well or wells drilled for or in which WENTWORTH ENERGY, INC. participates (whether by farmout, farm-in, lease, assignment or otherwise) as a result of the recommendation of WENTWORTH ENERGY, INC., as may be located on those certain properties described in Exhibit A., attached hereto and fully incorporated herein.  Such grant shall only apply to production as described herein, from wells drilled and developed subsequent to the date of this conveyance, and shall not include any well on the subject properties that may be in production as of the date of this conveyance.

When the context requires, singular nouns and pronouns include the plural.  This instrument shall be deemed to be effective upon its recording in the office of the county clerk.

            EXECUTED this           day of June, 2006.

                                                                                    WENTWORTH ENERGY, INC.

                                                                        By:

                                                                                    JOHN PUNZO,

                                                                                    Its Chief Executive Officer

THE STATE OF TEXAS           ~

COUNTY OF ANDERSON        ~

            This instrument was acknowledged before me on the 20 day of June, 2006, by John Punzo, in the capacity stated, on behalf of Wentworth Energy, Inc.

                                                                                                                                                           Notary Public in and for the State of Texas

After recording, please return to:

JACKSON HANKS, P.C.

Post Office Box 2458

Palestine, Texas  75802

EXHIBIT A

MINERAL INTERESTS

ANDERSON COUNTY, TEXAS

1.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 121.96 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Vonzo Chafin in instrument dated 10-28-1938 of record in Volume 291 at Page 95, Deed Records of Anderson County, Texas.

2.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 150.48 acre tract of land located on the J. I. Aguilera Eleven League Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Vonzo Chafin in instrument dated 04-01-1943 of record in Volume 325 at Page 428, Deed Records of Anderson County, Texas.

3.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 81.16 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to J. L. Parkman in instrument dated 08-04-1943 of record in Volume 328 at Page 519, Deed Records of Anderson County, Texas.

4.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 63.3 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to S. B. Odom in instrument dated 01-15-1941 of record in Volume 307 at Page 184, Deed Records of Anderson County, Texas.

5.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 198.15 acres of land consisting of a 113.6 acre tract of land and an 84.55 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to H. S. Gilliam in instrument dated 05-08-1940 of record in Volume 299 at Page 216, Deed Records of Anderson County, Texas.

6.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 56.89 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to A. F. Via in instrument dated 05-08-1940 of record in Volume 299 at Page 161, Deed Records of Anderson County, Texas.

7.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 45.61 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to A. F. Via in instrument dated 02-10-1936 of record in Volume 265 at Page 564, Deed Records of Anderson County, Texas.

8.         All of oil, gas and other minerals in and under the Southeast 1/2 of a  114.60 acre tract of land being the located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to O. S. Pool, et ux in instrument dated 09-08-1947 of record in Volume 387 at Page 289, Deed Records of Anderson County, Texas.

9.         An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 28.89 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to M. O. Sparks in instrument dated 04-07-1948 of record in Volume 396 at Page 8, Deed Records of Anderson County, Texas.

10.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 425.93 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Charles C. Lunsford in instrument dated 12-01-1943 of record in Volume 332 at Page 183, Deed Records of Anderson County, Texas.

11.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 119.97 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Jack C. Dauphin in instrument dated 04-01-1943 of record in Volume 325 at Page 431, Deed Records of Anderson County, Texas.

12.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 260 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Rufus E. Thompson, et al in instrument dated 09-15-1938 of record in Volume 289 at Page 392, Deed Records of Anderson County, Texas.

13.       All of the oil, gas and other minerals in and under a 2, 246.31 acre tract of land located on the M. Rionda Grant, A-58, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Exxon Corporation dated 12-15-1980 of record in Volume 938 at Page 267, Deed Records of Anderson County, Texas.

14.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 93.43 acre tract of land located on the M. R. Palacios Survey, A-50, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Bennie Brown in instrument dated 11-27-1944 of record in Volume 345 at Page 364, Deed Records of Anderson County, Texas.

15.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 12.54 and a 20.2 acre tract of land located on the M. Rionda Grant, A-58, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Nettrice B. Davis, et ux in instrument dated 11-03-1943 of record in Volume 331 at Page 461, Deed Records of Anderson County, Texas.

16.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 585.10 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed on behalf of the P. D. C. Ball Estate to J. C. Huffman, et al in instrument dated 01-06-1941 of record in Volume 307 at Page 189, Deed Records of Anderson County, Texas.

17.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 243.7 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to E. H. Shelton in instrument dated 05-26-1936 of record in Volume 271 at Page 348, Deed Records of Anderson County, Texas.

18.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 110.22 acre tract of land located on the M. Rionda Grant, A-58, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Frank E. Avant in instrument dated 01-17-1944 of record in Volume 332 at Page 279, Deed Records of Anderson County, Texas.

19.       An undivided 1/2 interest in an to the oil, gas and other minerals in and under a 560.72 acre tract of land located on the J. N. Acosta Survey, A-1, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to H. A. Gee and L. L. Crist in instrument dated 11-25-1946 of record in Volume 375 at Page 285, Deed Records of Anderson County, Texas.

20.       An undivided 1/2 interest in and to the oil, gas and other minerals in and under a 698.4 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described by metes and bounds description prepared by W. B. Chambers to Ex Parte dated 06-04-1965 of record in Volume 701 at Page 529, Deed Records of Anderson County, Texas and being a part of an 1,815.19 acre tract described in a Mineral Deed from William R. Cady, et al to O. P. Leonard, et al dated 06-11-1965 of record in Volume 702 at Page 159, Deed Records of Anderson County, Texas.

21.       An undivided 1/2 interest in and to the oil, gas and other minerals in and under that   1,116.79 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease from William R. Cady, et al to Texas Oil & Gas Corporation dated 08-29-1981 of record in Volume 944 at Page 860, Deed Records of Anderson County, Texas.

22.       An undivided 3/4 interest in and to the oil, gas and other minerals in and under a 715.7 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Weaver Oil & Gas Corporation dated 02-04-1980 of record in Volume 912 at Page 185, Deed Records of Anderson County, Texas.

23.       An undivided 3/4 interest in and to the oil, gas and other minerals in and under a   912 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Weaver Oil & Gas Corporation dated 11-15-1978 of record in Volume 893 at Page 625, Deed Records of Anderson County, Texas.

24.       An undivided 3/4 interest in and to the oil, gas and other minerals in and under a  200.15 acre tract of land being part of an 840.15 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Moseley Petroleum  Corporation dated 02-26-1980 of record in Volume 912 at Page 235, Deed Records of Anderson County, Texas.

25.       An undivided 3/4 interest in and to the oil, gas and other minerals in and under a  640 acre tract of land being part of an 840.15 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Moseley Petroleum  Corporation dated 02-26-1980 of record in Volume 912 at Page 235, Deed Records of Anderson County, Texas.

26.       An undivided 1/2 interest in and to the oil, gas and other minerals in and under a  193.823 acre tract of land being part of a 698.4 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Valero Producing Company dated 12-21-1983 of record in Volume 1017 at Page 21, Land Records of Anderson County, Texas.